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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  ------------



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 2, 2003

                                  ------------


                               724 SOLUTIONS INC.
               (Exact name of registrant as specified in charter)

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
           ONTARIO, CANADA                          000-31146                       INAPPLICABLE
   ----------------------------             ------------------------     ---------------------------------
   (State or Other Jurisdiction              (Commission File Number)     (IRS Employer Identification No.)
        of Incorporation)

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                          4101 Yonge Street, Suite 702
                             Toronto, Canada M2P IN6
                    (Address of principal executive offices)

                                 (416) 226-2900
                (Registrant's telephone no., including area code)



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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibit No.      Exhibit
-----------      -----------------------------------
99.1             Press Release, dated April 2, 2003.

ITEM 9. REGULATION FD DISCLOSURE

The following information is being provided under Item 12 of Form 8-K, "Results of Operations and Financial Condition."

On April 2, 2003, the Registrant announced its estimated revenues for the three months ended March 31, 2003. A copy of the Press Release is furnished as Exhibit 99.1 to this Report.

                                       1

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     724 Solutions Inc.


                                        By:   /s/ Eric Lowy
                                            -----------------------------------
                                        Name: Eric Lowy
                                        Title:  General Counsel and Corporate
                                        Secretary

Date:  April 4, 2003